UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                         SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement        [  ] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED
                                             BY RULE 14A-6(E) (2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12
                         FULTON BANCSHARES CORPORATION
                         -------------------------------
               (Name of Registrant as Specified In Its Charter)
                         -------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
(1)  Tile of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
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                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON APRIL 21, 2003
                   ____________________________________

           TO THE SHAREHOLDERS OF FULTON BANCSHARES CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of FULTON BANCSHARES CORPORATION will be held at 4:00 p.m., prevailing time, on Monday, April 21, 2003 in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, for the following purposes:

     1. To elect two (2) Class A Directors to serve for a three-year term and until their successors are elected and qualified;

     2. To ratify the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the independent auditors of the Corporation for the year ending December 31, 2003; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-Laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 10, 2003, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2002 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 2001 fiscal year may be obtained at no cost by contacting DoriAnn F. Hoffman,Treasurer, Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, telephone: (717) 485-3144.

     You are urged to mark, sign, date, and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.


                               By Order of the Board of Directors,



                               Ellis L. Yingling, Chairman of the Board
March 24, 2003





                          FULTON BANCSHARES CORPORATION
                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 21, 2003


                                    GENERAL

Introduction, Date, Time and Place of Annual Meeting
----------------------------------------------------

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of FULTON BANCSHARES CORPORATION, a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of shareholders to be held on April 21, 2003 at 4:00 p.m. prevailing time, in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233. The telephone number for the Corporation is (717) 485-3144. All inquires should be directed to Clyde H. Bookheimer, President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies
----------------------------------

     The Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on or about March 24, 2003.

     Shareholders represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the two (2) nominees for Class A Director named below and FOR the ratification of the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the independent auditors of the Corporation for the year ending December 31, 2003. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be paid by the Corporation. In addition to the use of the mails, certain directors, officers, and employees of the Corporation may solicit proxies personally, by telephone, telegraph, and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefore, the Corporation will reimburse them for their reasonable forwarding expenses.


Revocability of Proxy
---------------------

      A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Alice G. Clark, Secretary of Fulton Bancshares Corporation, at 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities, Record Date, and Quorum
------------------------------------------

     At the close of business on March 10, 2003, the Corporation had issued and outstanding 492,810 shares of common stock, par value $0.625 per share, the only authorized class of stock.

     Only holders of Common Stock of record at the close of business on March 10, 2003 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors, shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and brokers non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for, nor against, such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the number of shares voted from which the required majority is calculated.


            PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners
----------------

     The following table sets forth, as of March 10, 2003, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                              Percentage of
                                           Shares              Outstanding
                                         Beneficially          Common Stock
Name and Address                          Owned (1)         Beneficially
Owned
----------------                         ------------       -----------------

Raleigh V. and Inez G. Barnett              33,938                 6.89%
Waterfall, Pennsylvania 16689

CEDE & Co.                                 106,804                21.67%
New York, NY 10274

(1)  See footnote below for the definition of "beneficially owned."


Beneficial Ownership by Officers, Directors, and Nominees
--------------------------------------------------------

     The following table sets forth as of March 10, 2003, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual              Amount and Nature of               Percentage
or Identity of Group         Beneficial Ownership (1) (2)          of Class(3)

Clyde H. Bookheimer(5)               1,513(7)                       ---------
Martin R. Brown (6)                    500                          ---------
Cecil B. Mellott(4)                 16,557(8)                         3.36%
Clair R. Miller(4)                   5,000(9)                         1.01%
David L. Seiders(6)                  1,178                          ---------
Robert C. Snyder(5)                  6,200                            1.26%
Robert L. Thomas (6)                   500                          ---------
Ellis L. Yingling(5)                 8,000(10)                        1.62%

All Officers and Directors as       41,419                            8.36%
a Group (9 persons)

(1) The securities beneficially owned by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 10, 2003. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Information furnished by the directors, officers and the Corporation.

(3)  Less than 1% unless otherwise indicated

(4) A Class A Director whose term of office expires in 2003, and a nominee for Class A Director whose term of office expires in 2006.

(5)  A Class B Director whose term of office expires in 2004.

(6)  A Class C Director whose term of office expires in 2005.

(7) Includes 517 shares held individually by Mr. Bookheimer, 405 shares held jointly with his spouse and 591 shares held individually by his spouse.

(8) Includes 2,779 shares held individually by Mr. Mellott and 13,778 shares held jointly with his spouse.

(9) Includes 660 shares held individually by Mr. Miller and 4,340 shares held jointly with his spouse.

(10) Includes 1,936 shares held individually by Mr. Yingling and 6,064 shares held jointly with his spouse.
                             ELECTION OF DIRECTORS

     The By-Laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-Laws provides that the number of directors that shall constitute the whole Board of Directors shall be not less than five nor more than twenty-five. The By-Laws provide that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. The terms of the respective classes shall expire in successive years. Therefore, the By-Laws provide for a classified Board of Directors with a staggered three-year term of office. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications.

     No person elected or appointed a director shall serve in that capacity after reaching the age of seventy-five (75) years. Each director shall also own, in his or her own right, shares of Common Stock that have a book value in the aggregate of not less than Ten Thousand Dollars ($10,000).
The Board of Directors has fixed the number of Board members at eight. Pursuant to Section 11.1 of the By-Laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the President of the Corporation in accordance with
Section 10.1 of the corporation's by-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than 90 days prior to the date of any meeting of shareholders called for the election of directors.

     In accordance with Section 10.3 of the By-Laws, at the 2003 Annual Meeting of Shareholders, two (2) Class A Directors shall be elected to serve for a three-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the two (2) Class A nominees named below. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the directors in the class to be elected.



         INFORMATION AS TO NOMINEES, DIRECTORS, AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the executive officers, nominees for Class A Director whose term of office expires in 2006 and the current Class A Directors whose term of office expires in 2003 and the Class B Directors and Class C Directors whose term of office expires in 2004 and 2005, respectively:

                                           Principal Occupation
                             Age           for Past Five Years
                            As of           and Position Held                   Director
                           March 10,      with the Corporation                    Since
       Name                  2003             and the Bank                   Corporation/Bank
       ----                --------       ----------------------             ----------------

                                        NOMINEES
                                     CLASS A DIRECTOR
                         WHOSE TERM EXPIRES IN 2006 AND CURRENT
                                    CLASS A DIRECTORS
                               WHOSE TERM EXPIRES IN 2003

Cecil B. Mellott             66     President, Mellott Wood Preserving, Inc.    1989/1986
(1) (2) (4) (5)                     President, Melco Lumber Company, Inc.

Clair R. Miller              66     President, Clair R. Miller, Inc.            1997/1997
(1) (2) (3) (5) (6)
                                     CLASS B DIRECTORS
                                WHOSE TERM EXPIRES IN 2004

Clyde H. Bookheimer          63     President and Chief Executive Officer       1991/1991
(1) (2) (3) (4) (5) (6)             of the Corporation and Bank

Robert C. Snyder             71     Retired Insurance Agent                     1989/1969
(1) (2) (3) (4) (6)

Ellis L. Yingling            70     Retired Service Station Operator            1989/1974
(1) (2) (3) (4) (5) (6)             Fulton County Commissioner

                                     CLASS C DIRECTORS
                                WHOSE TERM EXPIRES IN 2005

Martin R. Brown              51     President, M. R. Brown Funeral Home, Inc.   2003/2003
                                    President, M. R. Brown Management, Inc.
                                    Managing Partner, Sandy Ridge Market, LLC

David L. Seiders             63     Farmer                                      1996/1996
(1) (3) (4) (5) (6)

Robert L. Thomas             48     Managing Partner, Thomas Brothers           2003/2003
                                    Family Partnership, LLC
                                    Franklin County Commissioner


(1) Member of the Appraisal Committee. This committee's function is to evaluate properties for the Bank pursuant to potential mortgage applications. This committee met forty-three (43) times in 2002.

(2) Member of the Building and Property Committee. This committee's function is to review Bank facilities for needed maintenance and to advise the Board of Directors as to any construction projects for the Bank and its facilities. This committee met three (3) times in 2002.


(3) Member of the Asset/Liability Management Committee. The functions of this committee are to make recommendations to the Board of Directors concerning the investment of bank funds, to monitor asset/liability management policies, to manage earnings, liquidity and interest rate risk, and to advise the Board of Directors concerning trends and related risks. This committee met eleven (11) times in 2002.

(4) Member of the Personnel and Salaries Committee. This committee makes recommendations to the Board of Directors concerning the salaries and other benefits of directors, officers and employees of the Bank. This committee met four (4) times in 2002.

(5) Member of the Audit Committee. The Audit Committee function is to make recommendations to the Board of Directors concerning the audit of the entire Bank's operations. The Audit Committee met two (2) times in 2002.

(6) Member of the Trust Committee. This committee provides general supervision over all trust accounts held in the Bank's Trust Department and reviews all new and closed trust accounts. This committee met six
      (6) times in 2002.

     During 2002, the Board of Directors of the Bank held forty-two (42) meetings. Directors received an annual fee of $8,000. Directors do not receive additional remuneration for attendance at committee meetings. In the aggregate, the Board of Directors of the Bank received $7,000 and deferred $54,695 in 2002 for all services rendered as Directors. During 2002, the Board of Directors of the Corporation held five (5) meetings. Directors do not receive additional remuneration for their service on the Board of Directors of the Corporation. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and Bank's Boards of Directors and the committees of which he is a member.

     At present, the Board of Directors of the Corporation has no standing committees. The Corporation does not have a nominating committee.


                           EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation for services in all capacities paid by the Bank during 2002 (1) to each of the five most highly compensated executive officers to the extent such persons aggregate cash compensation exceeded $100,000; (2) to the five most highly compensated executive officers as a group; and (3) to all officers and directors of the Corporation and the Bank as a group:

                        CASH COMPENSATION TABLE
                        -----------------------
        (A)                     (B)                         (C)
---------------------------------------------------------------------------
Name of Individual or        Capacities in                Cash Compensation
Number in Group              which Served                        (2)
---------------------------------------------------------------------------
Clyde H. Bookheimer          President, Chief                $ 140,666
                             Executive Officer and Director
                             of the Corporation and Bank

Five Most Highly             Executive Officers              $ 355,518
Compensated Executive
Officers as a Group (1)
All Officers and             Directors and Executive         $ 379,240
Directors as a Group         Officers


(1)  These five officers are Clyde H. Bookheimer, President and Chief
Executive
     Officer of the Corporation and the Bank; Alice G. Clark, Vice President and Secretary of the Corporation, and Senior Vice President, Secretary and Cashier of the Bank; DoriAnn F. Hoffman, Vice President and
Treasurer
     of the Corporation and Senior Vice President and Assistant Secretary of the Bank; Thomas H. Bard, Vice President, Assistant Secretary and Assistant Treasurer of the Corporation, and Senior Vice President and Assistant Secretary of the Bank; and Sharon M. Sowers, Vice President of the Bank.

(2) Includes salaries, deferred compensation, bonuses and all fees to directors.


DEFERRED COMPENSATION AND OTHER BENEFIT PROGRAMS

     The Corporation has adopted several benefit programs, some of which result in the deferral of payments for services rendered:

(1) The Supplemental Executive Retirement Plan - This Plan is funded by single premium life insurance on the CEO and certain other Bank executives, naming the Bank as beneficiary. Actual payments to the executives will not begin until their retirement.

(2) The Director Emeritus Program - This plan, funded by life insurance, will allow the Bank to reward its directors for longevity of service to the Board. Directors who qualify would be eligible at age 75 to receive $4,000 annually for up to 10 years under this program.

(3) The Director Deferred Compensation Plan - This plan, also funded by life insurance, will allow directors to defer up to 100% of directors fees annually. The amounts deferred will be paid out over a period of up to 10 years beginning when the director reaches the age of 75.

(4) The Officer Supplemental Life Insurance Plan - This plan provides for officer life insurance coverage of generally double their current salary level, and is also funded by single premium life insurance.


AUDIT COMMITTEE REPORT

     The Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

* Reviewed and discussed the fiscal year 2002 audited financial statements with management;

* Discussed with the independent auditors, Smith Elliott Kearns & Company, LLC, the matters required to be discussed by Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

* Reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.



     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002, be included in the Corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

     The aggregate fees billed by Smith Elliott Kearns & Company, LLC for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year were $28,457. No services were rendered for consultations regarding information systems design or implementation. Other fees billed by Smith Elliott Kearns & Company, LLC which related to other attest functions, tax issues and other SEC filings aggregated $30,570.

     The foregoing report has been furnished by the current members of the Audit Committee.

                      Members of the Audit Committee

                       David L. Seiders - Chairman
                       Cecil B. Mellott
                       Clair R. Miller


                         CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. Total loans outstanding from the Corporation and the Bank at December 31, 2002 to the Corporation's and the Bank's officers and directors as a group, and to members of their immediate families and companies in that they had an ownership interest of 10% or more was $1,230,775, or approximately 7.4%, of the total equity capital of the Bank. Such loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2003, to the above described group was approximately $3,468,817.


                     SHAREHOLDER RETURN PERFORMANCE GRAPH

     A line graph is set forth below. The graph compares the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the NASDAQ Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1997 and ended December 31, 2002. The shareholder return shown on the graph below is not necessarily indicative of future performance.


FULTON BANCSHARES CORPORATION

                                                        Period Ending
Index                            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
Fulton Bancshares Corporation     100.00     123.95     116.84      79.76      79.93     111.26
NASDAQ - Total US*                100.00     140.99     261.48     157.42     124.89      86.33
SNL All OTC-BB and Pink Banks     100.00     116.68     102.17      87.67      91.88     114.30

*Source:  CRSP, Center for Research in Security Prices, Graduate School of
Business, The University of Chicago 2003.   Used with permission.  All rights
reserved.  crsp.com.



                      PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                   Bank        Number of     Ages as of
                       Held         Employee    Shares Bene-     March 10,
Name and Position     Since          Since     ficially Owned      2003

Ellis L. Yingling      2001           (1)           8,000           70
Chairman

Cecil B. Mellott       1999           (1)          16,557           66
Vice Chairman

David L. Seiders       2001           (1)           1,178           63
Vice Chairman

Clyde H. Bookheimer    1989           1962          1,513(2)        63
President and Chief
Executive Officer

Alice G. Clark         1996           1980             22(4)        40
Vice President and
Secretary

DoriAnn F. Hoffman     1996           1990             70(3)        46
Vice President and
Treasurer

Thomas H. Bard         1998           1992          1,879(5)        30
Vice President,
Assistant Secretary
and Assistant
Treasurer

 (1) Mr. Yingling, Mr. Mellott, and Mr. Seiders are not employees of the Corporation. See the table on page 3 for the beneficial ownership of these shares.

 (2)  See table on page 3 for the beneficial ownership of these shares.

 (3) Includes 5 shares held individually by Mrs. Hoffman and 65 shares are held jointly with her spouse.

..(4) Includes 10 shares held individually by Mrs. Clark and 12 shares are held jointly with her spouse.

 (5) Includes 80 shares held individually by Mr. Bard, 1,789 shares are held jointly with his spouse, and 10 shares are held in trust for his daughter.


                        PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                   Bank        Number of     Ages as of
                       Held         Employee    Shares Bene-     March 10,
Name and Position     Since          Since     ficially Owned      2003

Ellis L. Yingling      2001           (1)           8,000           70
Chairman

Cecil B. Mellott       1999           (1)          16,557           66
Vice Chairman

David L. Seiders       2001           (1)           1,178           63
Vice Chairman

Clyde H. Bookheimer
President and          1991           1962          1,513(2)        63
Chief Executive
Officer                1985

Alice G. Clark         2000           1980             22(2)        40
Sr. Vice President,
Secretary and Cashier

DoriAnn F. Hoffman     2000           1990             70(2)        46
Sr. Vice President and
Assistant Secretary

Thomas H. Bard         2000           1992          1,879(2)        30
Sr. Vice President and
Assistant Secretary

Sharon M. Sowers       1998           1977             60(3)        47
Vice President

Neil L. Berkstresser   1994           1982             55(4)        66
Vice President

(1) Mr. Yingling, Mr. Mellott, and Mr. Seiders are not employees of the Bank. See the table on page 3 for the beneficial ownership of these shares.

(2)  See the table on page 3 for the beneficial ownership of these shares.

(3) Includes 10 shares of common stock held individually by Mrs. Sowers and 50 shares of common stock held jointly with her spouse.

(4)  These shares are held jointly by Mr. Berkstresser and his spouse.


                                LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Bank, there are no proceedings pending to which the Corporation or the Bank is a party or to which their property is subject, which, if determined adversely to the Corporation and the Bank, would be material in relation to the Corporation's or the Bank's undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation or the Bank by government authorities.


                       RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the Proxy for the ratification of the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the Corporation's independent auditors for the year ending December 31, 2003. The Corporation has been advised by Smith Elliott Kearns & Company, LLC that none of its members has any financial interest in the Corporation. Ratification of Smith Elliott Kearns & Company, LLC will require the affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting. Smith Elliott Kearns & Company, LLC served as the Corporation's independent public accountants for the 2002 fiscal year, assisted the Corporation and the Bank with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at the customary hourly rates. These non-audit services were approved by the Corporation's and the Bank's Board of Directors after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusions of the Board of Directors of the Corporation and the Bank that there was no effect on the independence of the accountants. In the event that the Shareholders do not ratify the selection of Smith, Elliott, Kearns & Company, LLC as the Corporation's independent auditors for the year ending December 31, 2003 another accounting firm may be chosen to provide independent public accountant audit services for the 2003 fiscal year. The Board of Directors recommends that the shareholders vote for the ratification of the selection of Smith Elliott Kearns & Company, LLC as the independent auditors for the Corporation for the year ending December 31, 2003.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 2002 is enclosed with this Proxy Statement. A representative of the Corporation will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 2003 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Fulton Bancshares Corporation at its principal executive offices, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, not later than Monday, November 24, 2003.



                                OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.


                           ADDITIONAL INFORMATION

     A copy of the Corporation's report on Form 10-K, including the financial statements and the schedules thereto, required to be filed with the Securities Exchange Act of 1934, as amended, may be obtained, without charge to the shareholder upon written request addressed to DoriAnn F. Hoffman, Treasurer, Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233.



                         FULTON BANCSHARES CORPORATION
                                    PROXY
        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2003
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Kenneth G. Richards and Raleigh V. Barnett and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Fulton Bancshares Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233 on Monday, April 21, 2003 at 4:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.  ELECTION OF TWO CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM

    Cecil B. Mellott                       Clair R. Miller

      FOR the nominee listed above              WITHHOLD AUTHORITY to vote
----  (except as marked to the            ----  for nominees listed above
      contrary below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NOMINEES NAME ON THE SPACE BELOW.)

---------------------------------------------------------------------------
2. PROPOSAL TO RATIFY THE SELECTION OF SMITH ELLIOTT KEARNS & COMPANY, LLC CERTIFIED PUBLIC ACCOUNTANTS, OF CHAMBERSBURG, PENNSYLVANIA, AS THE
AUDITORS
    FOR THE CORPORATION FOR YEAR ENDING DECEMBER 31, 2003.

          FOR                        AGAINST                      ABSTAIN
    ----                        ----                         ----

       The Board of Directors recommends a vote FOR this proposal.
---------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

THIS PROXY MUST BE DATED, SIGNED
BY THE SHAREHOLDER AND RETURNED              ----------------------------    ----------
PROMPTLY TO THE CORPORATION IN THE           SIGNATURE (S) SEAL              DATE
ENCLOSED ENVELOPE. WHEN SIGNING AS
ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE       ----------------------------    ----------
IF MORE THAN ONE TRUSTEE ALL SHOULD THE      SIGNATURE (S) SEAL              DATE
SIGN, IFSTOCK IS HELD JOINTLY, EACH
OWNER MUST SIGN.                             NUMBER OF SHARES HELD OF RECORD ON
                                             March 10, 2003



                          PROXY REVOCATION FORM







I/We hereby revoke all proxies previously executed by me/us for the Annual

Meeting of Shareholders of Fulton Bancshares Corporation to be held on April 21, 2003.



                                    Date:
                                           --------------------------------

                                    Time:
                                           --------------------------------

                                    ---------------------------------------
                                    Print Names

                                    ---------------------------------------
                                    Signatures   (Seal)


Number of Shares held of
Record on March 10, 2003:
                           ------